Exhibit 99.1

News from RECOTON

CORPORATE OFFICE: 145 East 57th Street, New York, New York 10022

CONTACTS:	ROBERT L. BORCHARDT, President, CEO
PETER M. ILDAU Vice President, Corporate Communications
Tel: 212-644-0220   800-742-3438   Fax:212-644-8205   E-Mail: ildau@recoton.com

DEVIN SULLIVAN, Senior Vice President THE EQUITY GROUP, INC.
RCOT: Investor Relations Counsel: (212) 836-9608 E-Mail: dsullivan@equityny.com

FOR IMMEDIATE RELEASE

RECOTON CORPORATION RECEIVES WAIVERS OF DEFAULT AND

LOAN AND SECURITIES PURCHASE AGREEMENT AMENDMENTS

Lake Mary, FL - August 30, 2002 - Recoton Corporation (Nasdaq: RCOT), a leading global consumer electronics company, today announced that it has received waivers of default and loan and securities purchase agreement amendments from its lenders and noteholders. The Company has submitted for filing a Form 8-K with the Securities and Exchange Commission that includes documents related to these waivers and amendments.

The Company has also provided (see attached) pro-forma statements of operations for the three and six-month periods ended June 30, 2002, and pro-forma balance sheet data at June 30, 2002. This pro-forma information is being provided to illustrate what Recoton's results would have been had the Company obtained the waivers and amendments by June 30, 2002, the date of our Form 10-Q for the 2nd quarter of 2002. Such pro-forma financial statements have not been reviewed by Recoton's accountants and do not constitute an amendment of the financial statements included in the Company's previously filed Form 10-Q for the period ended June 30, 2002. These previously filed financial statements reflected the situation as it existed at the time that such Form 10-Q was filed.

Robert L. Borchardt, Chairman, President and Chief Executive Officer of Recoton Corporation, commented, "We are very pleased to have resolved this issue and appreciate the continued support of our lenders. These waivers and amendments should provide adequate liquidity for Recoton as we enter the holiday selling season and beyond. We would also like to thank our vendors, customers and shareholders for their support during this period. Recoton remains focused on providing high quality products and unmatched customer service, and enhancing shareholder value."

Mr. Borchardt concluded, "As previously announced, we have substantially completed the restructuring at our video game segment, thus reducing the drag that this business segment has had on overall operating results. This restructuring, combined with continued profitability at our consumer electronics accessories and audio segments, should produce improved operating results in the second half of 2002. Additionally, and as previously announced, the asset sales that are planned to occur should further serve to strengthen Recoton's financial position by allowing us to reduce debt and improve liquidity."

Recoton Corporation is a global leader in the development and marketing of consumer electronic accessories, audio products and gaming products. Recoton's more than 4,000 products include highly functional accessories for audio, video, car audio, camcorder, multi-media/computer, home office and cellular and standard telephone products, as well as 900MHz wireless technology products including headphones and speakers; loudspeakers and car and marine audio products including high fidelity loudspeakers, home theater speakers and car audio speakers and components; and accessories for video and computer games. The Company's products are marketed under three business segments: CE Accessory, Audio and Gaming. Accessory products are offered under the AAMP™, Ambico®, AR®, Acoustic Research®, Discwasher®, Interact, Jensen®, Peripheral®, Recoton®, Ross®, Sole Control®, Sound Quest® and Stinger® brand names. Audio products are offered under the Advent®, AR®, Acoustic Research®, HECO®, Jensen®, MacAudio®, Magnat®, NHT® Now Hear This®, Phase Linear® and Recoton® brand names. Gaming products are offered under the Game Shark®, InterAct® and Performance® brand names.

This press release may contain forward-looking information within the meaning of the Private Securities Litigation Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. Such statements speak only as of the date made. Please refer to the Company's current Form 10-K and other SEC filings.

### 30 ###

Recoton Corporation
August 30, 2002

RECOTON CORPORATION AND SUBSIDIARIES

                        PROFORMA STATEMENT OF OPERATIONS
                   (FOR THE THREE MONTHS ENDED JUNE 30, 2002)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                           As          Proforma           As
                                        Reported      Adjustments      Adjusted
                                        --------      -----------      --------
NET SALES, INCLUDING $1,271 IN
  RESTRUCTURING AND OTHER CHARGES
  IN 2002                               $124,227      $         -      $124,227
COST OF SALES, INCLUDING $12,840
  IN ADDITIONAL VALUATION
  ADJUSTMENTS IN 2002                     98,470                         98,470

GROSS PROFIT                              25,757                         25,757

SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES, INCLUDING
  $6,537 IN RESTRUCTURING AND
  OTHER CHARGES IN 2002                   44,837                         44,837
                                        --------      -----------      --------

OPERATING INCOME (LOSS)                  (19,080)               -       (19,080)

OTHER (INCOME) EXPENSES:
  Interest expense                         5,351                          5,351
  Amortization of financing costs            867                            867
  Investment income                          (15)                           (15)
                                        --------      -----------      --------

LOSS BEFORE INCOME TAXES                 (25,283)               -       (25,283)

INCOME TAX BENEFIT                        29,266          (29,266) (1)        -
                                        --------      -----------      --------
NET LOSS                                $(54,549)          29,266      $(25,283)
                                        ========      ===========      ========

BASIC AND DILUTED LOSS PER SHARE:       $  (4.49)                      $  (2.08)
                                        ========                       ========

NUMBER OF SHARES USED IN COMPUTING
BASIC AND DILUTED PER SHARE AMOUNTS:      12,138                         12,141
                                        ========                       ========

1.   Release the valuation allowance established at June 30, 2002 for all of the
     Deferred Tax Assets, which was based upon uncertainties at that time with respect to the Company's ability to generate future income.

Recoton Corporation
August 30, 2002

                      RECOTON CORPORATION AND SUBSIDIARIES

                        PROFORMA STATEMENTS OF OPERATIONS
               (FOR THE SIX MONTHS ENDED JUNE 30, 2002 UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                           As          Proforma           As
                                        Reported      Adjustments      Adjusted
                                        --------      -----------      --------

NET SALES, INCLUDING $1,271 IN
  RESTRUCTURING AND OTHER CHARGES
  IN 2002                               $255,443      $         -      $255,443
COST OF SALES, INCLUDING $12,840
  IN ADDITIONAL VALUATION
  ADJUSTMENTS IN 2002                    189,528                        189,528

GROSS PROFIT                              65,915                         65,915

SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES, INCLUDING
  $6,537 IN RESTRUCTURING AND
  OTHER CHARGES IN 2002                   84,271                         84,271
                                        --------      -----------      --------

OPERATING INCOME (LOSS)                  (18,356)               -       (18,356)

OTHER (INCOME) EXPENSES:
  Interest expense                        11,804                         11,804
  Amortization of financing costs          1,676                          1,676
  Investment income                          (27)                           (27)
                                        --------      -----------      --------

LOSS BEFORE INCOME TAXES                 (31,809)               -       (31,809)

INCOME TAX BENEFIT                        27,281          (29,266) (1)   (1,985)
                                        --------      -----------      --------

NET LOSS                                $(59,090)          29,266      $(29,824)
                                        ========      ===========      ========

BASIC AND DILUTED LOSS PER SHARE:         $(4.87)                      $  (2.46)
                                        ========                       ========

NUMBER OF SHARES USED IN COMPUTING
BASIC AND DILUTED PER SHARE AMOUNTS:      12,137                         12,139
                                        ========                       ========

1.   Release the valuation allowance established at June 30, 2002 for all of the
     Deferred Tax Assets, which was based upon uncertainties at that time with respect to the Company's ability to generate future income.

Recoton Corporation
August 30, 2002

                      RECOTON CORPORATION AND SUBSIDIARIES
                             PROFORMA BALANCE SHEET
                         (UNAUDITED AS TO JUNE 30, 2002)
                             (DOLLARS in Thousands)

                                           As          Proforma           As
                                        Reported      Adjustments      Adjusted
                                        --------      -----------      --------
                    ASSETS
                    ------

CURRENT ASSETS:
  Cash and cash equivalents             $  7,163      $         -      $  7,163
  Accounts receivable (less allowance
    for doubtful accounts of $3,775)     141,010                        141,010
  Inventories, net                       140,925                        140,925
  Prepaid expenses and other
    current assets                        18,323           10,080 (3)    28,403
                                        --------      -----------      --------

          TOTAL CURRENT ASSETS           307,421           10,080       317,501

PROPERTY AND EQUIPMENT, NET               45,712                         45,712
TRADEMARKS AND PATENTS, NET                4,000                          4,000
GOODWILL, NET                             30,536                         30,536
DEFERRED INCOME TAXES AND OTHER ASSETS                     20,340 (3)
                                           9,032            2,633 (1)    32,005
                                        --------      -----------      --------
          TOTAL ASSETS                  $396,701      $    33,053      $429,754
                                        ========      ===========      ========

                  LIABILITIES
                  -----------

CURRENT LIABILITIES:
  Current portion of long-term debt     $233,678         (213,642)(2)  $ 20,036
  Accounts payable                        88,199                         88,199
  Accrued expenses                                          2,633 (1)
                                          20,185            1,154 (3)    23,972
                                        --------      -----------      --------

          TOTAL CURRENT LIABILITIES      342,062         (209,855)      132,207

LONG-TERM DEBT (less current
  portion above)                               -          210,585 (1,2) 210,585
OTHER LIABILITIES                          2,431          -------         2,431
                                        --------                       --------
         TOTAL LIABILITIES               344,493              730       345,223
                                        --------                       --------

             SHAREHOLDERS' EQUITY
             --------------------

PREFERRED SHARES - $1.00 par value
  each - authorized 10,000,000 shares;
  none issued
COMMON SHARES - $.20 par value
  each - authorized 40,000,000 shares;
  issued 13,573,530 shares in 2002 and
  13,838,530 as adjusted                   2,715               53 (1)     2,768
ADDITIONAL PAID-IN CAPITAL                92,895            3,004 (1)    95,899
RETAINED EARNINGS                        (24,424)          29,266 (3)     4,842
UNEARNED DEFERRED COMPENSATION            (2,455)                        (2,455)
ACCUMULATED OTHER COMPREHENSIVE LOSS      (9,526)                        (9,526)
                                        --------      -----------      --------

          TOTAL                           59,205           32,323        91,528
                                        --------      -----------      --------

TREASURY SHARES - 1,272,532 shares,
  at cost And 1,007,532 as adjusted       (6,997)                        (6,997)
                                        --------                       --------

          TOTAL SHAREHOLDERS' EQUITY      52,208           32,323        84,531
                                        --------                       --------
          TOTAL LIABILITIES AND
            SHAREHOLDERS' EQUITY        $396,701      $    33,053      $429,754
                                        ========      ===========      ========

1.   Record fees of $1.9m, $200k and $500k to be paid to the holders of our senior debt, subordinated notes and subordinated debt; reprice existing warrants and issue new warrants for a total adjustment of $2.4m to holders of our subordinated notes and subordinated lendors and issue 265,000 shares of common stock from the Company's treasury to the subordinated note holders.

2.   Reclasify the loans and notes as long term.

3.   Release the valuation allowance established at June 30, 2002 for all of the
     Deferred Tax Assets, which was based upon uncertainties at that time to the
     Company's ability to generate future taxable income.